UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 19, 2010

GREEN BUILDERS, INC.
(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	001-33408 (Commission File Number)	76-0547762 (IRS Employer Identification Number)

8121 Bee Caves Road Austin, Texas 78746 (Address of principal executive offices)

(512) 732-0932 (Registrant’s telephone number, including area code)

N/A
(Former Name of Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 2)
□           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act 17 CFR 240.14d-2(b))
□           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act 17 CFR 240.13e-4(c))

Item 8.01   Other Events.

On February 19, 2010, Green Builders, Inc., a Texas corporation (the “Company”) filed Certificates of Amendment (the “Amendments”) to its Certificate of Formation with the Texas Secretary of State to effect a 1-for-500 reverse stock split (the “Reverse Split”), followed immediately by an 500-for-1 forward stock split (the “Forward Split” and, together with the Reverse Split, the “Reverse/Forward Stock Split”).  On January 29, 2010 the Company filed with the Securities and Exchange Commission a definitive Information Statement (the “Information Statement”) informing the Company’s shareholders of the approval of the Reverse/Forward Stock Split by the Company’s Board of Directors on November 13, 2009 and by shareholders holding the requisite number of shares of each class of the Company’s capital stock, acting by written consent, on January 28, 2010.  Pursuant to Regulation 14C under the Securities Exchange Act of 1934, as amended, the Company filed the Amendments with the Texas Secretary of State 20 calendar days after the Information Statement was first mailed to the Company’s shareholders.

Copies of the Amendments effecting the Reverse Split and the Forward Split are attached as Exhibits 3.1 and 3.2, respectively, to this report, and are each incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits.

(d)     Exhibits.

3.1	Certificate of Amendment, filed with the Texas Secretary State on February 19, 2010
3.2	Certificate of Amendment, filed with the Texas Secretary State on February 19, 2010

  SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREEN BUILDERS, INC.

Dated: February 22, 2010	By:	/s/ Clark Wilson
Clark Wilson
President and Chief Executive Officer